Exhibit 99.1

Dedicated to helping people reach their health and wellness goals with science-based natural solutions.

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information available to, and the expectations and assumptions deemed reasonable by Lifevantage Corporation (the "Company") at the time this presentation was made. Although the Company believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risk Factors" in the Company's most recent Annual Report on Form 10-KSB, and risks identified in the Company's quarterly reports on Form 10-QSB and in other materials filed by the Company from time to time with the Securities and Exchange Commission.

Building A Company - Goals Increase sales Stay true to science Customer Service Increase shareholder value

A Challenging Year Financial Performance Market Opportunity Product and Science Initiatives Sales and Distribution Marketing Looking Ahead

Building A Company - Finance and Operations Virtual Partners: Chemins, UPS eCommerce Model Financial and Regulatory Achievements Hired new financial staff CFO, Jerry Houston Director of Finance, Brad Amman SEC SB2 Registration- understanding reached November 10, 2006 Patent Valuation $2M vs. Goodwill Accounting Issues Cleared SEC Retail Revenue Recognition 12 Months Early Reporting - Filings at or in advance of due dates Initiated Quarterly Conference Calls and Shareholder Briefings Initiated IR Coverage: Taglich Brothers, Catalyst Fin Resources

Operating Results CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the fiscal years ended June 30, 2006 and 2005

Balance Sheets CONDENSED CONSOLIDATED BALANCE SHEETS June 30, 2006 and 2005 (Restated *, Unaudited)

Operating Results CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the three months ended September 30, 2006 and 2005

Operating Results CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the three months ended September 30, 2006 and June 30, 2006

Balance Sheets CONDENSED CONSOLIDATED BALANCE SHEETS June 30, 2006 and 2005 (Restated *, Unaudited)

Building A Company Market Opportunity High Growth Target Market

Market Opportunity: World-wide Nutraceutical / Supplement Market ~ $40B (Courtesy of Bathgate Capital Partners) More than 20,000 products. Approximately 450 companies. Market share of largest company < 5%.

Market Segments (Courtesy of Bathgate Capital Partners) U.S. Condition - Specific Supplement Sales: 2003 - 2005 U.S. Condition - Specific Supplement Sales: 2003 - 2005 U.S. Condition - Specific Supplement Sales: 2003 - 2005 U.S. Condition - Specific Supplement Sales: 2003 - 2005 U.S. Condition - Specific Supplement Sales: 2003 - 2005 U.S. Condition - Specific Supplement Sales: 2003 - 2005 2003 Sales 2004 Sales 2005 Sales 2005 Growth % 2005 Total Sports/Energy/Weight Loss 5,760 5,664 5,683 0.3% 27% General Health 4,340 4,453 4,580 2.8% 22% Joint Health 1,097 1,105 1,138 3.0% 5% Cold / Flu-Immune 957 996 1,028 3.2% 5% Anti-cancer 858 926 1,006 8.6% 5% Heart Health 884 957 1,002 4.7% 5% Bone Health 1,022 980 972 -0.8% 5% Gastrointestinal Health 536 591 633 7.0% 3% Diabetes 466 501 519 3.7% 1% Menopause 297 289 273 -5.4% 1% Top Conditions 16,217 16,462 16,834 2.3% 81% Others 3,586 3,862 4,008 3.8% 19% Total Supplements 19,803 20,324 20,842 2.5% 100% Source: Nutritional Business Journal Source: Nutritional Business Journal Source: Nutritional Business Journal Source: Nutritional Business Journal Source: Nutritional Business Journal Source: Nutritional Business Journal Protandim

The U.S. Supplement Market by Outlet Retail NHF Retail MM Mail Order MLM Practitioner Internet % 0.37 0.28 0.06 0.2 0.07 0.02 Nutrition Business Journal, June/July 2006

Building A Company Product and Science

The Problem - Summary of Oxidative Stress Oxidative stress (cell damage) occurs when oxidative balance is upset by increased production of oxidants, or by decreased availability of antioxidants Humans produce a number of antioxidant enzymes naturally: superoxide dismutase (SOD) and catalase (CAT) are the most important Humans produce about 0.3 mole of free radicals daily As people age, the body's natural production of SOD and CAT enzymes does not keep up with increasing levels of free radicals

The Science of Oxidative Stress Oxidative stress is associated with over 100 diseases, as presented in more than 44,000 peer- reviewed, published, scientific papers Examples of areas where oxidative stress appears to play a role, based on these papers, include: Heart disease Diabetes Cancer

Yesterday's Solution Consumable antioxidants (e.g. vitamins C and E) neutralize only a small fraction of the free radicals/oxidants produced daily One gram of vitamin C per day can neutralize about 1/30th of the body's daily production of free radicals per day This assumes full absorption and complete reaction prior to excretion

Our Solution Protandim(r) - patent-pending formula Protandim(r) triggers our bodies to produce increased levels of our own antioxidant enzymes superoxide dismutase (SOD) and catalase (CAT) to reduce the harmful effects of oxidative stress. Protandim(r) delivers significantly greater antioxidant benefits than is possible with conventional stoichiometric antioxidant supplements.

R 2 = 0.602 0 0.5 1 1.5 2 2.5 3 3.5 4 0 20 40 60 80 100 AGE TBARS (micromolar) Traditional antioxidant supplements in normal healthy humans do not affect oxidative stress levels supplements (e.g., vitamins E and C) no supplements

Normal subjects before supplementation with Protandim showed a strong age-dependent increase in TBARS 0 0.5 1 1.5 2 2.5 3 3.5 4 0 20 40 60 80 100 AGE TBARS (micromolar) Before Protandim R 2 = 0.238

TBARS dropped an average of 40% (p < 0.0001) after 30 days of Protandim supplementation and the age-related increase in TBARS virtually disappeared 0 0.5 1 1.5 2 2.5 3 3.5 4 0 20 40 60 80 100 AGE TBARS (micromolar) Before Protandim R 2 = 0.238 R 2 = 0.003 After Protandim 30 d After Protandim 120 d

Protandim(r) Study Conclusion Causing induction of SOD and CAT to decrease oxidative stress and lipid peroxidation in vivo is a much more effective approach than conventional antioxidant supplements.

The topics under investigation deal with the alleviation of oxidative stress under the following conditions: Heart disease Asthma Duchenne muscular dystrophy Metabolic syndrome Non-alcoholic fatty liver disease Optic neuropathy Altitude sickness Skin cancer Photoaging of the skin Renal failure Osteoarthritis HIV/AIDS-associated lipodystrophy Pulmonary hypertension Hepatitis C Stay True to the Science Additional Studies Underway:

Building A Company Initiatives Sales and Distribution Web and eCommerce Marketing and PR

Building A Company - Sales and Distribution Distribution expanded www.Protandim.com International broker signed for Asian and certain European markets SuperSupplements

Installed new e-commerce tools and redesigned web site to: allow our direct customers to better manage their accounts significantly improve communication with our customers allow us to offer new programs to our customers offer expanded content and value added materials to our customers Web and e-Commerce

Building A Company - Marketing and PR Invested in marketing research, sales, and co-marketing activities Market research involved approximately 2,500 health and wellness consumers, and specialized health and wellness focus groups. Findings led to changes in messaging, marketing materials, logo and packaging Featured on PBS Healing Quest Radio, print, and on-line advertising seen or heard by an estimated 98,000,000 people

Featured twice on Presented by Elizabeth Somer Seen by an estimated 4,700,000 people each time (July 25th and November 9th) Increased website traffic Regional television coverage in 16 markets seen by an estimated 436,000 people "Eat your fruits and vegetables and take Protandim(r). Give it the one-two punch." "Build up your antioxidant arsenal to fight free radicals with Protandim(r). Marketing and PR

New logo and packaging

New print advertising Ads tagged with GNC & CVS

Consumer and Professional

Marketing and PR Print Campaign Television PBS Regional Television Radio Websites

Looking Ahead - Key Strategy Channels Additional Retail Scientific Studies Licensing and OEM Direct Response TV International Distribution Multi-level Marketing Brokers Line Extensions New Products

High Growth Target Market Science and Evidence Based Strong Gross Margins No Long-Term Debt Virtual Company Evolving Distribution Model Focused Marketing and PR Summary